EXHIBIT 10.3
AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT
This AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT dated as of November 18, 2009 (this “Amendment”), by and among (i) THE BON-TON DEPARTMENT STORES, INC. (“Bon-Ton”), a Pennsylvania corporation, and THE ELDER-BEERMAN STORES CORP. (“Elder-Beerman” and together with Bon-Ton, collectively, the “Borrowers”), an Ohio corporation, (ii) BANK OF AMERICA, N.A. (“Bank of America”), (iii) the financial institutions party from time to time party to the Loan Agreement (as defined below) (together with Bank of America, the “Lenders”), and (iv) BANK OF AMERICA, as agent for the Lenders (“Agent”), amends certain provisions of the Loan and Security Agreement, dated as of March 6, 2006 among the Borrowers, the Lenders and the Agent (as amended or supplemented and in effect from time to time, the “Loan Agreement”).
WHEREAS, the Borrowers, the Agent and the Lenders desire to amend certain provisions of the Loan Agreement as provided more fully herein below;
WHEREAS, each of the undersigned guarantors (each, a “Guarantor”) have guaranteed the Borrowers’ obligations to the Lenders and the Agent under or in respect of the Loan Agreement, pursuant to the terms of that certain Guaranty dated as of March 6, 2006 (as amended or supplemented and in effect on the date hereof, the “Guaranty”); and
WHEREAS, it is a condition precedent to the Lenders entering into this Amendment that each of the Guarantors ratifies its obligations under the Guaranty;
NOW THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
§1. Defined Terms. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Loan Agreement.
§2. Amendments to the Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 5 of this Amendment, the Loan Agreement is hereby amended as follows:
§2.1. Section 1.1 (Definitions) of the Loan Agreement. The definition of “Material Contract” in Section 1.1 (Definitions) of the Loan Agreement is hereby amended by deleting existing clause (d) of such definition in its entirety and substituting the following new clause (d) in lieu thereof: “(d) that relates to the Mortgage Loan Debt, the Senior Note Debt, the Second Lien Debt or other Debt in an aggregate amount of $5,000,000 or more.”
§2.2. Section 1.1 (Definitions) of the Loan Agreement. The definition of “Refinancing Debt” in Section 1.1 (Definitions) of the Loan Agreement is hereby amended by deleting the text “Section 10.2.1 (b), (c), (d), or (e)” in its entirety and substituting the following text in lieu thereof: “Section 10.2.1 (b), (c), (d), (e) or (k).”

§2.3. Section 1.1 (Definitions) of the Loan Agreement. Section 1.1 (Definitions) of the Loan Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:
Intercreditor Agreement — the intercreditor agreement dated as of the closing date of the Second Lien Facility, by and among Agent, the Second Lien Agent, each of the Borrowers and the Guarantors, in form and substance reasonably satisfactory to the Agent, as it may be amended, supplemented or otherwise modified from time to time.
Second Lien Agent — the administrative and collateral agent for the Second Lien Debt under the Second Lien Loan Documents.
Second Lien Debt — the Debt under the Second Lien Loan Documents and any Refinancing Debt thereof which satisfies the Refinancing Conditions.
Second Lien Lenders — the lenders under the Second Lien Loan Documents.
Second Lien Loan Agreement — the loan agreement by and among the Borrowers, as borrowers, the Guarantors, as guarantors, the Second Lien Agent, the Second Lien Lenders and each other party thereto, in form and substance reasonably satisfactory to the Agent, as it may be amended, supplemented or otherwise modified from time to time in accordance with the Intercreditor Agreement.
Second Lien Loan Documents — collectively, the Second Lien Loan Agreement and each of the other documents (including, without limitation, all guaranties and security documents), agreements, instruments, filings and certificates from time to time executed in favor of the Second Lien Agent and/or the Second Lien Lenders, in each case, (x) with respect to such documents in effect on the date of the issuance of the Second Lien Debt, in form and substance reasonably satisfactory to the Agent (and the Agent hereby acknowledges as such) and (y) with respect to such documents in effect after such date, as any of the same may be amended, supplemented or otherwise modified from time to time in accordance with the Intercreditor Agreement.
§2.4. Section 10.2.1 (Permitted Debt) of the Loan Agreement. Section 10.2.1 (Permitted Debt) of the Loan Agreement is hereby amended by restating clause (k) of such Section 10.2.1 in its entirety as follows:
“(k) Second Lien Debt in an aggregate principal amount not to exceed $100,000,000, provided, however, that as of the date of issuance of the Second Lien Debt (and subject to any amendments, supplements or other modifications from time to time in accordance with the terms of the Intercreditor Agreement) (i) the final maturity of such Debt shall not occur prior to March 6, 2011 (ii) the terms and conditions of such Debt, the Second Lien Loan Documents (together with any documents executed in connection with any Refinancing Debt of the Second Lien Debt) and the Intercreditor Agreement are acceptable to the Agent and (iii) except for (x) scheduled amortization of no more than 1% per annum and (y) prepayments in connection with Asset Dispositions solely to the extent (i) the proceeds thereof shall be required under the Loan Agreement to be applied to the Obligations and (ii) the Required Lenders under the Loan Agreement have waived or forgiven (by way of amendment, consent or otherwise) such requirement, there shall be no mandatory prepayments or mandatory repayments of such Debt prior to the earlier of (A) March 6, 2011 and (B) payment, in full, in cash (or other consideration acceptable to the Lenders), of the Obligations under the Loan Agreement (other than unmatured contingent Obligations);”

§2.5. Section 10.2.2 (Permitted Liens) of the Loan Agreement. Section 10.2.2 (Permitted Liens) of the Loan Agreement is hereby amended by restating clause (i) of such Section 10.2.2 in its entirety as follows:
“(i) (y) Liens on the assets of SPE securing the Mortgage Loan Debt and the Refinancing Debt of the Mortgage Loan Debt and (z) Liens securing the Second Lien Debt; provided that such Liens are subject to, and have the priority set forth in, the Intercreditor Agreement in all respects. For the avoidance of doubt, notwithstanding any provision in this Loan Agreement or any other Loan Document to the contrary, Liens permitted by this Section 10.2.2(i) shall be permitted to be created and suffered to exist.”
§2.6. Section 10.2.8 (Restrictions on Payment of Certain Debt) of the Loan Agreement. Section 10.2.8 (Restrictions on Payment of Certain Debt) of the Loan Agreement is hereby amended by restating such Section 10.2.8 in its entirety as follows:
“10.2.8. Restrictions on Payment of Certain Debt. Make any payments (whether voluntary or mandatory, or a prepayment, redemption, retirement, defeasance or acquisition) with respect to the Senior Note Debt, the Mortgage Loan Debt, the Second Lien Debt and Refinancing Debt of the Senior Note Debt, the Mortgage Loan Debt and the Second Lien Debt other than (a) payments of interest, fees and expenses due in the ordinary course, (b) regularly scheduled principal payments with respect to the Mortgage Loan Debt and Refinancing Debt of the Mortgage Loan Debt and the Second Lien Debt, (c) payments of the Senior Note Debt, the Second Lien Debt and Mortgage Loan Debt derived solely from Refinancing Debt which meets the Refinancing Condition, (d) prepayments of the Second Lien Debt with the proceeds of asset sales to the extent the Required Lenders have waived or forgiven (by way of amendment, consent or otherwise) such requirement, and (e) other payments of Senior Note Debt, Mortgage Loan Debt, Second Lien Debt and Refinancing Debt of the Senior Note Debt, the Second Lien Debt and the Mortgage Loan Debt, so long as (i) no Default or Event of Default shall have occurred and be continuing or would result after giving effect to any such payment, (ii) Excess Availability on the date of the making of such payment on a pro forma basis after giving effect to such payment, and projected Excess Availability on a pro forma basis for the upcoming twelve month period (after giving effect to such payment) is, in each case, greater than or equal to 25% of the lesser of (x) the Tranche A Revolver Commitments plus the Tranche A-1 Revolver Commitments or (y) the Tranche A Borrowing Base, plus the Tranche A-1 Borrowing Base, (iii) as of the monthly fiscal period most recently then ended, the Consolidated Fixed Charge Coverage Ratio (on a pro forma trailing 12 fiscal month basis, giving effect to the making of such payment determined as though such payment occurred on the first day of the twelve (12) fiscal month period ended prior to such payment) is not less than 1.1 to 1.0, and (iv) the Borrowers shall have provided the Agent with a certificate not less than then (10) days prior to the making of such payment executed by a Senior Officer, evidencing compliance, on a pro forma basis, after giving effect to such payment, with the requirements set forth in clauses (d)(ii) and (d)(iii) above) prior to its due date under the agreements evidencing such Debt as in effect on the Closing Date (or as amended thereafter with the consent of Agent).”

§2.7. Section 10.2.14 (Restrictive Agreements) of the Loan Agreement. Section 10.2.14 (Restrictive Agreements) of the Loan Agreement is hereby amended by restating such Section 10.2.14 in its entirety as follows:
“10.2.14 Restrictive Agreements. Become a party to any Restrictive Agreement, except (a) a Restrictive Agreement as in effect on the Closing Date and shown on Schedule 9.1.16; (b) a Restrictive Agreement relating to secured Debt permitted hereunder, if such restrictions apply only to the collateral for such Debt; (c) customary provisions in leases and other contracts restricting assignment thereof; (d) Restrictive Agreements contained in documents evidencing Refinancing Debt of the Senior Note Debt; (e) Restrictive Agreements contained in documents evidencing the Second Lien Debt and (f) Restrictive Agreements contained in documents evidencing Refinancing Debt of the Second Lien Debt.”
§2.8. Section 10.2.19 (Amendments to Certain Material Contracts) of the Loan Agreement. Section 10.2.19 (Amendments to Certain Material Contracts) of the Loan Agreement is hereby amended by inserting the following text at the end of such Section: “Each Obligor shall not, and shall not permit any Subsidiary to, change, waive, refinance or amend any of the Second Lien Loan Documents if such change, waiver, refinancing or amendment is prohibited by the Intercreditor Agreement”.
§2.9. Section 10.2.24 (Indebtedness under Senior Note Debt Documents) of the Loan Agreement. Section 10.2.24 (Indebtedness under Senior Note Debt Documents) of the Loan Agreement is hereby amended by restating such Section 10.2.24 in its entirety as follows:
“10.2.24. Indebtedness under Senior Note Debt Documents. Incur any Indebtedness (as defined in the Senior Note Indenture), other than (i) the Obligations, (ii) the Mortgage Loan Debt and any Refinancing Debt of the Mortgage Loan Debt and (iii) the Second Lien Debt, that at the time of the incurrence thereof, or at any time thereafter, is Indebtedness (as defined in the Senior Note Indenture) permitted to be incurred under the Senior Note Indenture as a result of such Indebtedness (as defined in the Senior Note Indenture) being permitted under Section 4.09(b)(1) of the Senior Note Indenture.”
§2.10. Amendment to Schedule 9.1.16 (Burdensome Contracts) of the Loan Agreement. Upon the closing of the transactions contemplated Second Lien Loan Documents, Schedule 9.1.16 (Burdensome Contracts) of the Loan Agreement shall be deemed to be amended by including the Second Lien Loan Documents on such Schedule 9.1.16.
§3. Affirmation and Acknowledgment. Each of the Borrowers hereby ratifies and confirms all of its Obligations to the Lenders and the Agent, including, without limitation, the Loans, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans, the Obligations, and all other amounts due under the Loan Agreement as amended hereby. The Borrower hereby confirms that the Obligations are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by the Borrower as security for the Obligations.

§4. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Lenders and the Agent as follows:
(a) The execution and delivery by each of the Borrowers of this Amendment and the performance by the Borrowers of its obligations and agreements under this Amendment and the Loan Agreement as amended hereby are within the corporate authority of each Borrower, have been duly authorized by all necessary corporate proceedings on behalf of each Borrower, and do not and will not contravene any provision of law, statute, rule or regulation to which any Borrower is subject or such Borrower’s charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon such Borrower.
(b) Each of this Amendment and the Loan Agreement as amended hereby constitutes the legal, valid and binding obligation of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and general equitable principles.
(c) No approval or consent of, or filing by any Borrower with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrowers of this Amendment.
(d) The representations and warranties contained in Section 9 of the Loan Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Loan Agreement are true and correct in all material respects on and as of the date made and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date and except for changes which do not constitute a violation of the Loan Agreement.
(e) As of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.
§5. Conditions. This Amendment shall become effective as of the date first set forth above upon the satisfaction of the following conditions precedent:
(a) this Amendment and all related documents, as applicable, shall have been duly executed and delivered by each Obligor, the Required Lenders, the Agent and each other party thereto, as applicable, and shall be in full force and effect; and
(b) Each of the representations and warranties set forth in Section 4 of this Amendment shall be true and correct in all material respects.
§6. Ratification of Loan Documents. Each of the Obligors hereby ratifies and confirms the Security Documents to which it is a party and the guarantees, pledges and security interests created thereby. Each of the Obligors ratifies and confirms that the pledges and security interests created by the Security Documents to which it is a party secure the obligations that are secured pursuant to such Security Document. Each of the Guarantors ratifies and confirms that the guaranties created by the Guaranty guarantee the Obligations of the Borrowers under the Loan Agreement.

§7. Miscellaneous Provisions.
§7.1. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Loan Agreement and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Loan Agreement and the Loan Documents, as amended hereby, shall continue in full force and effect, and that this Amendment and the Loan Agreement and the other Loan Documents shall be read and construed as one instrument. All references in the Loan Agreement or any related agreement or instrument to the Loan Agreement shall hereafter refer to the Loan Agreement as amended hereby.
§7.2. This Amendment shall be construed according to and governed by the laws of the State of New York, including without limitation, New York General Obligations Law §§ 5-1401 and 5-1402 (but giving effect to federal laws relating to national banks).
§7.3. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.
§7.4. The Borrowers hereby agrees to pay to the Agent, on demand by the Agent, all reasonable and documented out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including legal fees).
§7.5. This Amendment shall constitute a Loan Document under the Loan Agreement, and all obligations included in this Amendment (including, without limitation, all obligations for the payment of principal, interest, fees, and other amounts and expenses) shall constitute Obligations under the Loan Documents and be secured by the collateral security for the Obligations.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

THE BON-TON DEPARTMENT STORES, INC.

/s/ Keith E. Plowman By: Keith E. Plowman
Title: Executive Vice President, Chief Financial Officer
and Principal Accounting Officer
Address: 2801 East Market Street, York, PA 17402
Attn: Keith E. Plowman
Telecopy: (717) 751-3196

THE ELDER-BEERMAN STORES CORP.

/s/ H. Todd Dissinger By: H. Todd Dissinger
Title: Vice President — Treasurer
Address: 2801 East Market Street, York, PA 17402
Attn: Keith E. Plowman
Telecopy: (717) 751-3196
(Signature Page to Second Amendment)

BANK OF AMERICA, N.A., as
Agent and Lender

By:	/s/ Andrew Cerussi Name: Andrew Cerussi
Title: Senior Vice President

Address:
100 Federal Street
Boston, Massachusetts 02110
Attn: Andrew Cerussi
Telecopy:
(Signature Page to Second Amendment)

Each of the undersigned Obligors hereby joins in this Amendment for the purpose of consenting to and being bound by the provisions of §6 hereof and acknowledging the Amendment.

THE BON-TON STORES, INC.

/s/ Keith E. Plowman By: Keith E. Plowman
Title: Executive Vice President, Chief Financial Officer
and Principal Accounting Officer
Address: 2801 East Market Street, York, PA 17402
Attn: Keith E. Plowman
Telecopy: (717) 751-3196

THE BON-TON TRADE, LLC (formerly known as The Bon-Ton Trade Corp.)

/s/ Keith E. Plowman By: Keith E. Plowman
Title: Treasurer and Chief Financial Officer
Address: 300 Delaware Avenue, Suite 12122, Wilmington, DE 19801
Attn: Keith E. Plowman
Telecopy: (302) 652-8667

THE BON-TON STORES OF LANCASTER, INC.

/s/ Robert E. Stern By: Robert E. Stern
Title: Secretary and Treasurer
Address: 2801 East Market Street, York, PA 17402
Attn: Keith E. Plowman
Telecopy: (717) 751-3196

THE BON-TON GIFTCO, INC.

/s/ Keith E. Plowman By: Keith E. Plowman
Title: President and Chief Financial Officer
Address: 2801 East Market Street, York, PA 17402
Attn: Keith E. Plowman
Telecopy: (717) 751-3196
(Signature Page to Second Amendment)

BON-TON DISTRIBUTION, INC. (formerly known as Saks Distribution Centers, Inc.)

/s/ H. Todd Dissinger By: H. Todd Dissinger
Title: Vice President — Treasurer
Address: 2801 East Market Street, York, PA 17402
Attn: Keith E. Plowman
Telecopy: (717) 751-3196

MCRIL, LLC

/s/ H. Todd Dissinger By: H. Todd Dissinger
Title: Vice President — Treasurer
Address: 2801 East Market Street, York, PA 17402
Attn: Keith E. Plowman
Telecopy: (717) 751-3196

CARSON PIRIE SCOTT II, INC. (formerly known as McRae’s, Inc.)

/s/ H. Todd Dissinger By: H. Todd Dissinger
Title: Vice President — Treasurer
Address: 2801 East Market Street, York, PA 17402
Attn: Keith E. Plowman
Telecopy: (717) 751-3196
(Signature Page to Second Amendment)

LENDERS: GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ Charles Chiodo
	Name:	Charles Chiodo
	Title:	Duly Authorized Signatory

Address:	10 Riverview Drive, 4th Floor
Danbury, Connecticut 06810
Attn:	Charles Chiodo
Telecopy:	203-749-4666
(Signature Page to Second Amendment)

WELLS FARGO RETAIL FINANCE, LLC
By:	/s/ Connie Liu
	Name:	Connie Liu
	Title:	Assistant VP

Address:	One Boston Place, Suite 1800
Boston, Massachusetts 02108
Attn:	Connie Liu
Telecopy:	866-303-3944
(Signature Page to Second Amendment)

GE BUSINESS FINANCIAL SERVICES INC. (formerly known as Merrill Lynch Business Financial Services Inc.)
By:	/s/ Charles Chiodo
	Name:	Charles Chiodo
	Title:	Its Duly Authorized Signatory

Address:	10 Riverview Drive, 4th Floor
Danbury, Connecticut 06810
Attn:	Charles Chiodo
Telecopy:	203-749-4666
(Signature Page to Second Amendment)